            Consent of Independent Registered Public Accounting Firm

We consent to the use of our report dated April 4, 2006 (except for Note 19, as to which the date is June 23, 2006) on the financial statements of Handheld
Entertainment, Inc. for the years ended December 31, 2005 and 2004 included herein on the registration statement of Handheld Entertainment, Inc. on Form
SB-2 Amendment No. 5 and to the reference to our firm under the heading
"Experts" in the prospectus.

SALBERG & COMPANY, P.A.
Boca Raton, Florida
August 12, 2006